Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund	March 31, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 121.0% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 2.3%
Castlelake Aviation Ltd. 7.783% due 10/22/2027	$2,993	$2,956
Diamond Offshore Drilling, Inc. TBD% due 04/22/2027	4,000	3,723
Intelsat Jackson Holdings SA 9.082% due 02/01/2029	388	385
Profrac Services LLC TBD% - 12.420% due 03/04/2025	7,900	7,860
Spirit AeroSystems, Inc. 9.176% due 01/15/2027	2,993	2,994

Total Loan Participations and Assignments (Cost $17,707)		17,918

CORPORATE BONDS & NOTES 20.3%
BANKING & FINANCE 0.9%
GA Global Funding Trust 2.900% due 01/06/2032	2,700	2,157
Host Hotels & Resorts LP 3.375% due 12/15/2029	5,500	4,659

		6,816

INDUSTRIALS 15.2%
America Movil SAB de CV 5.375% due 04/04/2032	5,000	4,474
American Airlines Pass-Through Trust
3.375% due 11/01/2028	188	164
3.700% due 04/01/2028	461	422
B.C. Unlimited Liability Co. 3.875% due 01/15/2028	2,300	2,141
Chesapeake Energy Corp. 5.875% due 02/01/2029	3,450	3,288
CommonSpirit Health 4.187% due 10/01/2049	1,900	1,555
Comstock Resources, Inc. 6.750% due 03/01/2029 (k)	2,350	2,152
Continental Resources, Inc.
2.875% due 04/01/2032	5,500	4,274
5.750% due 01/15/2031	2,100	2,019
CQP Holdco LP 5.500% due 06/15/2031	6,200	5,580
Diamond Foreign Asset Co. (9.000% Cash or 13.000% PIK) 9.000% due 04/22/2027 (b)	4,894	4,724
Discovery Communications LLC 3.950% due 03/20/2028	3,400	3,191
DT Midstream, Inc.
4.125% due 06/15/2029	3,500	3,073
4.375% due 06/15/2031	3,600	3,141
Energy Transfer LP
6.125% due 12/15/2045 (f)	2,000	1,937
6.250% due 04/15/2049 (f)	3,000	2,978
EnLink Midstream LLC 6.500% due 09/01/2030	600	607
EQM Midstream Partners LP
4.500% due 01/15/2029 (g)(k)	1,800	1,532
4.750% due 01/15/2031 (g)	2,400	1,995
5.500% due 07/15/2028 (g)	1,100	1,001
7.500% due 06/01/2030 (g)(k)	3,100	3,007
Gartner, Inc. 3.750% due 10/01/2030	3,600	3,235
Hess Midstream Operations LP
4.250% due 02/15/2030 (g)(k)	2,450	2,191
5.500% due 10/15/2030 (g)	2,200	2,049
Hilton Domestic Operating Co., Inc. 3.750% due 05/01/2029	4,800	4,301
Integris Baptist Medical Center, Inc. 3.875% due 08/15/2050	2,000	1,551
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (k)	1,547	1,422
Kinder Morgan, Inc. 5.200% due 06/01/2033	4,000	3,977

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

MPH Acquisition Holdings LLC 5.750% due 11/01/2028	1,500	1,081
MSCI, Inc. 3.625% due 11/01/2031	3,800	3,258
Northriver Midstream Finance LP 5.625% due 02/15/2026	2,000	1,879
Parkland Corp.
4.500% due 10/01/2029	3,900	3,470
4.625% due 05/01/2030	3,000	2,671
Permian Resources Operating LLC 5.875% due 07/01/2029	2,300	2,180
Rand Parent LLC 8.500% due 02/15/2030	5,000	4,705
Range Resources Corp. 4.750% due 02/15/2030 (k)	4,600	4,199
Rockcliff Energy LLC 5.500% due 10/15/2029	4,400	3,904
Royal Caribbean Cruises Ltd. 5.500% due 08/31/2026	1,700	1,592
Southwestern Energy Co. 5.375% due 03/15/2030	4,500	4,236
Suburban Propane Partners LP 5.000% due 06/01/2031 (f)	2,900	2,537
Sunoco LP
4.500% due 05/15/2029 (f)	6,500	5,975
4.500% due 04/30/2030 (f)	3,000	2,717
Sutter Health 4.091% due 08/15/2048	2,000	1,686
USA Compression Partners LP 6.875% due 09/01/2027 (f)(k)	2,500	2,391
Western Midstream Operating LP 6.150% due 04/01/2033 (a)(f)	100	102

		120,564

UTILITIES 4.2%
Crestwood Midstream Partners LP
6.000% due 02/01/2029 (f)(k)	4,650	4,433
7.375% due 02/01/2031 (f)	2,000	2,002
CrownRock LP 5.000% due 05/01/2029 (k)	6,800	6,343
Enel Finance International NV 2.250% due 07/12/2031	5,200	4,076
Hilcorp Energy LP 6.000% due 02/01/2031	3,400	3,143
ONEOK, Inc. 6.100% due 11/15/2032	2,000	2,072
Tallgrass Energy Partners LP 6.000% due 12/31/2030 (g)	5,700	5,102
Targa Resources Partners LP
4.875% due 02/01/2031 (g)	2,300	2,154
5.500% due 03/01/2030 (g)	4,300	4,206

		33,531

Total Corporate Bonds & Notes (Cost $162,836)		160,911

MUNICIPAL BONDS & NOTES 0.3%
GEORGIA 0.3%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010 6.637% due 04/01/2057	2,092	2,298

Total Municipal Bonds & Notes (Cost $2,281)		2,298

U.S. TREASURY OBLIGATIONS 26.5%
U.S. Treasury Notes
1.125% due 10/31/2026 (k)(n)	230,000	209,839

Total U.S. Treasury Obligations (Cost $225,681)		209,839

	SHARES
COMMON STOCKS 58.4%
CONSUMER DISCRETIONARY 0.6%
Rivian Automotive, Inc. 'A' (c)	303,188	4,693

ENERGY 56.4%
Antero Midstream Corp.	1,145,100	12,012
Cheniere Energy, Inc.	235,600	37,131

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

Chesapeake Energy Corp.	348,250	26,481
ConocoPhillips	100,900	10,010
Devon Energy Corp.	97,400	4,929
DT Midstream, Inc.	284,000	14,021
Enbridge, Inc.	403,800	15,396
EnLink Midstream LLC	1,130,700	12,257
EOG Resources, Inc.	37,200	4,264
EQT Corp.	488,650	15,593
Equitrans Midstream Corp.	1,545,620	8,934
Hess Midstream LP 'A' (h)	291,049	8,423
Kinder Morgan, Inc.	676,100	11,839
Marathon Oil Corp.	383,300	9,184
Occidental Petroleum Corp.	126,583	7,903
ONEOK, Inc.	416,600	26,471
Pembina Pipeline Corp.	355,300	11,509
Pioneer Natural Resources Co.	94,900	19,382
Plains GP Holdings LP 'A' (h)	1,358,300	17,821
Targa Resources Corp.	495,000	36,110
TC Energy Corp.	294,162	11,442
Venture Global LNG, Inc. «(c)(i)	3,473	89,954
Williams Cos., Inc.	1,189,100	35,507

		446,573

FINANCIALS 0.1%
Intelsat Emergence SA «(c)(i)	21,256	521

INDUSTRIALS 0.6%
AP Moller - Maersk AS 'B'	2,600	4,710

UTILITIES 0.7%
Orsted AS	22,300	1,894
ReNew Energy Global PLC 'A' (c)	674,400	3,790

		5,684

Total Common Stocks (Cost $323,154)		462,181

MASTER LIMITED PARTNERSHIPS 6.2%
ENERGY 6.2%
Crestwood Equity Partners LP	628,600	15,671
Energy Transfer LP	1,068,283	13,322
Enterprise Products Partners LP	181,787	4,708
Western Midstream Partners LP	287,668	7,586
Sunoco LP	168,219	7,383

Total Master Limited Partnerships (Cost $42,022)		48,670

RIGHTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA «(c)	2,226	14

Total Rights (Cost $0)		14

WARRANTS 0.0%
FINANCIALS 0.0%
Intelsat Jackson Holdings SA-Exp. 12/05/2025 «	2,226	16

Total Warrants (Cost $0)		16

EXCHANGE-TRADED FUNDS 0.5%
Alerian MLP ETF	101,300	3,915

Total Exchange-Traded Funds (Cost $3,852)		3,915

REAL ESTATE INVESTMENT TRUSTS 1.4%
REAL ESTATE 1.4%
Apartment Income REIT Corp.	14,750	528
Apple Hospitality REIT, Inc.	60,300	936
Boston Properties, Inc.	11,700	633
Cousins Properties, Inc.	13,600	291
Digital Realty Trust, Inc.	7,400	727
Equity Residential	8,300	498
Gaming & Leisure Properties, Inc.	6,750	351
Healthcare Realty Trust, Inc.	17,850	345
Healthpeak Properties, Inc.	28,500	626
Hudson Pacific Properties, Inc.	65,100	433

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

Macerich Co.	34,600	367
National Storage Affiliates Trust	21,300	890
Park Hotels & Resorts, Inc.	66,800	826
Physicians Realty Trust	14,500	216
Simon Property Group, Inc.	2,700	302
SITE Centers Corp.	51,300	630
Spirit Realty Capital, Inc.	20,400	813
VICI Properties, Inc.	26,917	878
WP Carey, Inc.	4,900	380

Total Real Estate Investment Trusts (Cost $11,839)		10,670

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 5.1%
REPURCHASE AGREEMENTS (j) 4.1%		32,234

U.S. TREASURY BILLS 1.0%
4.355% due 04/25/2023 - 05/09/2023 (d)(e)(n)	7,940	7,906

Total Short-Term Instruments (Cost $40,141)		40,140

Total Investments in Securities (Cost $829,513)		956,572

Total Investments 121.0% (Cost $829,513)		$956,572
Financial Derivative Instruments (l)(m) 0.3%(Cost or Premiums, net $15,622)		2,406
Other Assets and Liabilities, net (21.3)%		(168,106)

Net Assets 100.0%		$790,872

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

«	Security valued using significant unobservable inputs (Level 3).
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Comprises of a debt issuance of a qualified publicly-traded partnership (“QPTP”).
(g)

As a result of the completion of a recent corporation action, common units of the previous QPTP are no longer publicly traded. The succeeding entity per the respective corporate action is treated as a Corporation for U.S. Tax purposes.

(h)	This Company is structured like a Master Limited Partnership, but is not treated as a QPTP for required regulated investment company (“RIC”) asset diversification purposes.
(i)	RESTRICTED SECURITIES:
Issuer Description					Acquisition Date		Cost	Market Value	Market Value as Percentage of Net Assets

Intelsat Emergence SA					02/05/2020		$1,699	$521	0.07%
Venture Global LNG, Inc.					06/27/2019 - 09/07/2022		22,361	89,954	11.37

							$24,060	$90,475	11.44%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(j)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By		Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

BPS	4.860%	03/31/2023	04/03/2023	$17,700	U.S. Treasury Notes 0.500% due 08/31/2027		$(18,139)	$17,700	$17,707
FICC	2.200	03/31/2023	04/03/2023	2,859	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2024		(2,916)	2,859	2,859
GSC	4.950	03/31/2023	04/03/2023	8,100	Fannie Mae 3.000% due 04/01/2052		(8,378)	8,100	8,104
NOM	4.920	03/31/2023	04/03/2023	3,200	U.S. Treasury Notes 2.625% due 07/31/2029		(3,280)	3,200	3,201
SSB	2.200	03/31/2023	04/03/2023	375	U.S. Treasury Notes 1.875% due 06/30/2026(2)		(383)	375	375

Total Repurchase Agreements							$(33,096)	$32,234	$32,246

REVERSE REPURCHASE AGREEMENTS:
Counterparty				Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements

BOS				4.760%	03/16/2023	04/05/2023	$(5,872)		$(5,886)
CIB				4.760	03/02/2023	04/04/2023	(113,011)		(113,489)
DEU				4.880	03/23/2023	04/13/2023	(33,443)		(33,493)
NOM				5.150	03/24/2023	TBD(4)	(15,437)		(15,459)

Total Reverse Repurchase Agreements									$(168,327)

(k)	Securities with an aggregate market value of $172,145 have been pledged as collateral under the terms of master agreements as of March 31, 2023.
(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended March 31, 2023 was $(172,420) at a weighted average interest rate of 3.414%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(l)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

WRITTEN OPTIONS:
COMMODITY OPTIONS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value

Call - NYMEX Crude May 2023 Futures	$75.000	04/17/2023	10	$10	$(13)	$(27)
Call - NYMEX Crude May 2023 Futures	81.000	04/17/2023	15	15	(16)	(8)
Call - NYMEX Crude May 2023 Futures	83.000	04/17/2023	15	15	(17)	(4)
Call - NYMEX Crude May 2023 Futures	86.000	04/17/2023	16	16	(21)	(2)

Total Written Options	$(67)	$(41)

FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

Brent Crude December Futures	10/2023	191	$14,881	$(913)	$214	$0
California Carbon Allowance December Futures	12/2023	626	19,450	1,197	56	0
Natural Gas April Futures	03/2025	10	370	(21)	42	0
Natural Gas August Futures	07/2025	10	362	(42)	44	0
Natural Gas December Futures	11/2025	10	388	(15)	39	0
Natural Gas February Futures	01/2025	10	419	55	45	0
Natural Gas January Futures	12/2024	10	468	64	53	0
Natural Gas July Futures	06/2025	10	353	(51)	44	0
Natural Gas June Futures	05/2025	10	334	(57)	42	0
Natural Gas March Futures	02/2025	10	435	32	51	0
Natural Gas May Futures	04/2025	10	367	(37)	44	0
Natural Gas November Futures	10/2025	10	366	(25)	38	0
Natural Gas October Futures	09/2024	138	4,947	(560)	117	0
Natural Gas October Futures	09/2025	10	369	(35)	39	0
Natural Gas September Futures	08/2025	10	352	(39)	42	0

$(447)	$910	$0

SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

Natural Gas January Futures	12/2024	138	$(6,494)	$574	$0	$(124)

Total Futures Contracts	$127	$910	$(124)

SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day USD-SOFR Compounded-OIS	1.000%	Annual	10/31/2026	$226,200	$15,689	$6,792	$22,481	$0	$(435)

Total Swap Agreements	$15,689	$6,792	$22,481	$0	$(435)

Cash of $9,798 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2023.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	04/2023	DKK	33,793	$4,819	$0	$(100)
05/2023	EUR	358	385	0	(5)
05/2023	$392	EUR	363	4	(1)
BPS	04/2023	DKK	25	$4	0	0
04/2023	$4,595	DKK	31,631	10	0
05/2023	DKK	31,572	$4,595	0	(10)
05/2023	EUR	168	181	0	(1)
05/2023	$1,904	EUR	1,773	23	0

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

BRC	05/2023	DKK	17,067	$2,496	7	0
05/2023	EUR	138	147	0	(3)
05/2023	GBP	137	166	0	(4)
05/2023	$568	GBP	470	12	0
CBK	04/2023	DKK	36,898	$5,244	0	(127)
04/2023	$3,201	DKK	21,964	0	(4)
05/2023	CAD	57,940	$43,419	520	0
05/2023	DKK	21,922	3,201	4	0
05/2023	EUR	1,205	1,296	0	(13)
05/2023	$1,676	DKK	11,460	0	(4)
05/2023	1,298	EUR	1,208	15	0
JPM	05/2023	9	9	0	0
RBC	05/2023	EUR	392	$418	0	(8)
SCX	05/2023	135	144	0	(2)

Total Forward Foreign Currency Contracts	$595	$(282)

SWAP AGREEMENTS:
TOTAL RETURN SWAPS ON EQUITY INDICES
Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Receive	Alerian Midstream Energy Total Return Index	10,552	5.450% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/21/2023	$7,576	$0	$(419)	$0	$(419)
Receive	Alerian Midstream Energy Total Return Index	17,890	5.280% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/13/2023	12,630	0	(324)	0	(324)
BPS	Receive	AMZX Index	12,312	5.000% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/13/2023	18,553	0	222	222	0
Receive	AMZX Index	9,301	5.130% (1-Month USD-LIBOR plus a specified spread)	Maturity	12/20/2023	14,622	0	(380)	0	(380)
FAR	Receive	AMZX Index	12,776	5.230%(1-Month USD-LIBOR plus a specified spread)	Maturity	07/19/2023	16,684	0	2,652	2,652	0

$0	$1,751	$2,874	$(1,123)

TOTAL RETURN SWAPS ON SECURITIES
Swap Agreements, at Value
Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Receive	Plains All American Pipeline LP	170,000	5.330% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/15/2023	$2,120	$0	$(10)	$0	$(10)
Receive	Apartment Income REIT Corp.	14,750	5.080% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/23/2024	534	0	(8)	0	(8)
Receive	EPR Properties	18,800	5.080% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/23/2024	767	0	(44)	0	(44)
Receive	Simon Property Group, Inc.	9,100	5.080% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/23/2024	1,083	0	(45)	0	(45)
Receive	WP Carey, Inc.	5,500	5.080% (1-Month USD-LIBOR plus a specified spread)	Maturity	01/23/2024	435	0	(3)	0	(3)

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

	Receive	Energy Transfer LP	895,600	5.330% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/07/2024	10,669	0	382	382	0
	Receive	MPLX LP	145,000	5.330% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/07/2024	4,759	0	291	291	0
	Receive	Energy Transfer LP	1,143,495	5.350% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2024	14,328	0	118	118	0
	Receive	Enterprise Products Partners LP	702,000	5.270% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2024	17,929	0	397	397	0
	Receive	MPLX LP	580,200	5.270% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2024	19,678	0	432	432	0
	Receive	Plains All American Pipeline LP	335,000	5.360% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2024	4,023	0	198	198	0
	Receive	Western Gas Partners LP	465,500	5.260% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/08/2024	12,946	0	(659)	0	(659)
FAR	Receive	Plains All American Pipeline LP	706,000	5.360% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/18/2023	8,698	0	130	130	0
	Receive	Western Gas Partners LP	410,000	5.360% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/18/2023	11,636	0	(840)	0	(840)
	Receive	Energy Transfer LP	1,131,421	5.310% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	14,460	0	(458)	0	(458)
	Receive	Enterprise Products Partners LP	670,000	5.310% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	17,319	0	(95)	0	(95)
	Receive	MPLX LP	318,000	5.310% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	11,000	0	(126)	0	(126)
	Receive	Plains All American Pipeline LP	152,000	5.310% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	1,933	0	(52)	0	(52)
	Receive	Western Gas Partners LP	216,550	5.310% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	6,055	0	(389)	0	(389)
GST	Receive	Energy Transfer LP	938,239	5.430% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/21/2024	11,737	0	125	125	0
	Receive	Enterprise Products Partners LP	398,000	5.430% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/21/2024	10,006	0	393	393	0

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

	Receive	MPLX LP	399,000	5.430% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/21/2024	13,550	0	362	362	0
	Receive	Plains All American Pipeline LP	274,000	5.430% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/21/2024	3,318	0	137	137	0
	Receive	Western Gas Partners LP	117,425	5.430% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/21/2024	3,235	0	(114)	0	(114)
JPM	Receive	Gaming and Leisure Properties, Inc.	19,650	5.080% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	1,047	0	(13)	0	(13)
	Receive	Host Hotels & Resorts, Inc.	25,450	5.080% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	529	0	(32)	0	(32)
	Receive	Physicians Realty Trust	14,000	5.080% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	217	0	(9)	0	(9)
	Receive	Vici Properties, Inc.	20,797	5.080% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/13/2024	718	0	(36)	0	(36)

								$0	$32	$2,965	$(2,933)

Total Swap Agreements								$0	$1,783	$5,839	$(4,056)

(n)

Securities with an aggregate market value of $936 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2023.

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of March 31, 2023 in valuing the Fund's assets and liabilities:

Category and Subcategory					Level 1		Level 2	Level 3	Fair Value at 03/31/2023

Investments in Securities, at Value
Loan Participations and Assignments						$0	$17,918	$0		$17,918
Corporate Bonds & Notes
Banking & Finance						0	6,816	0		6,816
Industrials						0	120,564	0		120,564
Utilities						0	33,531	0		33,531
Municipal Bonds & Notes
Georgia						0	2,298	0		2,298
U.S. Treasury Obligations						0	209,839	0		209,839
Common Stocks
Consumer Discretionary						4,693	0	0		4,693
Energy						356,619	0	89,954		446,573
Financials						0	0	521		521
Industrials						4,710	0	0		4,710
Utilities						5,684	0	0		5,684
Master Limited Partnerships
Energy						48,670	0	0		48,670
Rights
Financials						0	0	14		14
Warrants
Financials						0	0	16		16
Exchange-Traded Funds						3,915	0	0		3,915
Real Estate Investment Trusts
Real Estate						10,670	0	0		10,670
Short-Term Instruments
Repurchase Agreements						0	32,234	0		32,234
U.S. Treasury Bills						0	7,906	0		7,906

Total Investments						$434,961	$431,106	$90,505		$956,572

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared						910	0	0		910
Over the counter						0	6,434	0		6,434

Consolidated Schedule of Investments PIMCO Energy and Tactical Credit Opportunities Fund (Cont.)	March 31, 2023 (Unaudited)

$910	$6,434	$0	$7,344
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(165)	(435)	0	(600)
Over the counter	0	(4,338)	0	(4,338)

$(165)	$(4,773)	$0	$(4,938)

Total Financial Derivative Instruments	$745	$1,661	$0	$2,406

Totals	$435,706	$432,767	$90,505	$958,978

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2023:
Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2023 (1)

Investments in Securities, at Value
Common Stocks
Energy	$50,334	$2,727	$0	$0	$0	$36,893	$0	$0	$89,954	$36,893
Financials	595	0	0	0	0	(74)	0	0	521	(74)
Rights
Financials	11	0	0	0	0	3	0	0	14	3
Warrants
Financials	11	0	0	0	0	5	0	0	16	5

Totals	$50,951	$2,727	$0	$0	$0	$36,827	$0	$0	$90,505	$36,827

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
(% Unless Noted Otherwise)

Category and Subcategory	Ending Balance at 03/31/2023	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average

Investments in Securities, at Value
Common Stocks
Energy	$89,954	Discounted Cash Flow/Comparable Multiple	Discount Rate/EBITDA Multiple	%/%/%/% /X/X/X	10.000/13.000/16.000/28.000/ 10.500/11.300/10.000	—
Financials	521	Indicative Market Quotation	Price	$22.250	—
Rights
Financials	14	Other Valuation Techniques(2)	—	—	—
Warrants
Financials	16	Other Valuation Techniques(2)	—	—	—

Total	$90,505

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. BASIS FOR CONSOLIDATION

The PIMCO Cayman Commodity Fund IX, Ltd., NRGX SPV I LLC and NRGX SPV II LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), a wholly owned subsidiary of the PIMCO Energy and Tactical Credit Opportunities Fund (the “Fund”) organized under the laws of the Cayman Islands, acts as investment vehicles for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiaries. The Subsidiaries may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments. A subscription agreement was entered into between the Fund and the Subsidiaries comprising the entire issued share capital of the Subsidiaries, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiaries confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiaries.

Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets
Cayman Commodity Fund IX, Ltd	12/14/2018	1.6%
NRGX SPV I LLC	12/15/2022	1.0%
NRGX SPV II LLC	01/20/2023	0.0%

2. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such

Notes to Financial Statements (Cont.)

investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S.

Notes to Financial Statements (Cont.)

markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

3. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of March 31, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DEU	Deutsche Bank Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BOS	BofA Securities, Inc.	FAR	Wells Fargo Bank National Association	NOM	Nomura Securities International, Inc.
BPS	BNP Paribas S.A.	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada
BRC	Barclays Bank PLC	GSC	Goldman Sachs & Co. LLC	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce

Currency Abbreviations:
CAD	Canadian Dollar	EUR	Euro	USD (or $)	United States Dollar
DKK	Danish Krone	GBP	British Pound

Exchange Abbreviations:
NYMEX	New York Mercantile Exchange

Index/Spread Abbreviations:
AMZX	Alerian MLP Total Return Index	BRENT	Brent Crude	SOFR	Secured Overnight Financing Rate

Other Abbreviations:
BABs	Build America Bonds	OIS	Overnight Index Swap	TBA	To-Be-Announced
EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	PIK	Payment-in-Kind	TBD	To-Be-Determined
LIBOR	London Interbank Offered Rate	REIT	Real Estate Investment Trust	TBD%	Interest rate to be determined when loan settles or at the time of funding